UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING Global Advantage and Premium Opportunity Fund

(the “Fund”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ  85258-2034

We recently sent you proxy materials regarding a Special Meeting of Shareholders scheduled to be held on December 20, 2012.   Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional solicitation.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately.  You and all other Fund shareholders will benefit from your cooperation.

The Fund’s Board of Trustees recommends a vote “FOR” the proposal to approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors B.V.  A copy of the Proxy Statement/Prospectus is available by calling the toll free number shown below.

1-888-605-1957

Your vote is needed immediately!

Please vote now to be sure your vote is received in time for the

December 20, 2012

Special Meeting of Shareholders.

Voting takes only a few minutes. Thank you for your participation in this important matter.

The Fund has made it very easy for you to vote.  Choose one of the following methods:

•                  Speak to a live proxy specialist by calling 1-888-605-1957. We can answer your questions and record your vote. (Open: M-F 8am — 10pm, Sat 11am — 5pm ET)

•                  Log on to www.proxyvote.com, enter your control number printed on the card, and vote by following the on-screen prompts.

•                  Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•                  Mail in your signed card in the postage-paid envelope provided.

INGGAPOF-R

3 EASY WAYS TO VOTE YOUR PROXY VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions. VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions. VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided. If you vote via phone or Internet, you do not need to return your Proxy Ballot. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034 M50237-S97802 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL For Against Abstain 1. To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors B.V. The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies. In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. Please vote, date and sign this proxy and return it promptly in the enclosed envelope. This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on December 20, 2012. The Special Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING. M50238-S97802 ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Special Meeting of shareholders (the "Special Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on December 20, 2012, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposal. PLEASE SIGN AND DATE ON THE REVERSE SIDE